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                                                                    Exhibit 23.1
                                                                    ------------

                  INDEPENDENT AUDITORS' CONSENT


  We consent to the incorporation by reference in Registration Statement No. 33-17758 of Essef Corporation on Form S-8 of our report dated November 19, 1996, appearing in this Annual Report on Form 10-K of Essef Corporation for the year ended September 30, 1996.





Deloitte & Touche LLP
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Deloitte & Touche LLP

Cleveland, Ohio
December 18, 1996